UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8—K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2010
Osteotech, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-34612

Delaware	13—3357370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
51 James Way, Eatontown, New Jersey 07724
(Address of principal executive offices, including zip code)
(732) 542—2800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 9, 2010, Osteotech, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors engaged Devtsche Bank Securities Inc. in 2009 to assist in the identification and evaluation of strategic alternatives. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          99.1 Press Release of Osteotech, Inc., dated August 9, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSTEOTECH, INC.
By:	/s/ Mark H. Burroughs
Mark H. Burroughs
Executive Vice President

Date: August 9, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99. 1	Press Release of Osteotech, Inc., dated August 9, 2010.